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                                                                   EXHIBIT 10.15

              AMENDMENT TO SUPPLEMENTAL RETIREMENT INCOME AGREEMENT

         THIS AMENDMENT TO SUPPLEMENTAL RETIREMENT INCOME AGREEMENT ("Amendment") is entered into as of the 30th day of September, 1999 by and between Devon Energy Corporation, a Delaware corporation (the "Corporation") and John W. Nichols (the "Executive").

                                   WITNESSETH:

         WHEREAS, the Corporation and the Executive have previously entered into that certain Supplemental Retirement Income Agreement dated March 26, 1997 (the "Agreement"), which provided that the Corporation would provide to the Executive a "supplemental retirement income" pursuant to the terms of the Agreement; and

         WHEREAS, the parties desire to amend the Agreement to increase the amount of the supplemental retirement income provided under the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that Section 1 of the Agreement shall be amended to add the following sentence:

         "Provided, however, effective October 1, 1999, the annual Supplemental Retirement Income shall be increased from $180,000 to $200,000, and the equal monthly installments of Supplemental Retirement Income will be increased from $15,000 to $16,666.66."

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

"Corporation"                           DEVON ENERGY CORPORATION, a Delaware
                                        corporation


                                        By  /s/ J. Larry Nichols
                                           -----------------------------------
                                           J. Larry Nichols, President and
                                           Chief Executive Officer


"Executive"                                 /s/ John W. Nichols
                                           -----------------------------------
                                           John W. Nichols


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